EXHIBIT 10.2

AMENDMENT NO. 1
TO
SENIOR EXECUTIVE RETIREMENT AGREEMENT

This is Amendment No. 1 (this “Amendment”), effective as of December 28, 2012, to the Senior Executive Retirement Agreement (the “Agreement”) by and between Crown Holdings, Inc. (“Crown”) and Gerard Gifford (the “Participant”), which was entered into as of June 1, 2012.

Background

WHEREAS, the Agreement sets forth the terms and conditions under which the Participant participates in the Crown Senior Executive Retirement Plan, as amended and restated January 1, 2008; and

WHEREAS, the Company and the Participant desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration the sufficiency of which is hereby acknowledged, the Company and the Participant, intending to be legally bound, hereby agree as follows:

Terms

1.    The following new Section 15 is hereby added to the Agreement:

“15.    Taxes. The Participant acknowledges and agrees that Section 6.3 of the Plan shall not apply to any benefit payable to the Participant or the Participant's surviving spouse.”

2.    Except as expressly modified herein, the Agreement is hereby ratified and affirmed in its entirety.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

CROWN HOLDINGS, INC.
/s/ John W. Conway
By:
/s/ Gerard Gifford
GERARD GIFFORD